UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2005

La Jolla Pharmaceutical Company

(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive, San Diego, California	92121

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 452-6600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02 Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

2.02 Results of Operations and Financial Condition.

     On March 3, 2005, La Jolla Pharmaceutical Company announced and commented on its financial results for its fourth quarter and year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The information in this Form 8-K and the exhibit attached hereto and incorporated herein shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company
Date: March 3, 2005	By:	/s/ Steven B. Engle
Steven B. Engle
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release (furnished pursuant to Item 2.02 of Form 8-K)